UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2009

First Chester County Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-12870	23-2288763
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

9 North High Street

West Chester, Pennsylvania 19380

(Address of principal executive offices)

 (484) 881-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Michelle Venema’s last day with First Chester County Corporation (the “Company”) was November 13, 2009. This departure was a result of restructuring efforts by the Company and not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Ms. Venema served as our Executive Vice President of Business Banking.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2009	FIRST CHESTER COUNTY CORPORATION

	By:	/s/ John A. Featherman, III
	Name:	John A. Featherman, III
	Title:	Chairman, President and Chief Executive Officer